Exhibit 10.13

AMENDMENT TO WAIVER TO CREDIT AGREEMENT

This AMENDMENT TO Waiver to CREDIT Agreement, dated as of December 6, 2024 (this “Agreement”), is made by and among FrontView Operating Partnership LP (the “Borrower”), the Lenders signatory hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement. Reference is made to that certain Waiver to Credit Agreement, dated as of September 26, 2024, by and among the Borrower, the Lenders referenced therein and the Administrative Agent (such agreement, the “Waiver Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Waiver Agreement.

W I T N E S S E T H

WHEREAS, the Borrower has requested that the Lenders extend the deadline for the delivery of the Subsidiary Guarantor Closing Deliverables under the Waiver Agreement; and

WHEREAS, the undersigned Lenders are willing to extend the deadline for receipt of the Subsidiary Guarantor Closing Deliverables under the Waiver Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. The Waiver Agreement is hereby amended by deleting the date “December 9, 2024” in clause (c) of the first sentence of Section 1 of the Waiver Agreement and substituting the date “December 31, 2024” in place thereof.

Section 2. Condition. This Agreement shall be deemed effective upon execution and delivery of this Agreement by each party hereto.

Section 3. Limitation. The foregoing amendment is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and no provision of the Loan Documents is amended or waived in any way other than as expressly provided herein. Except as otherwise expressly provided or contemplated by this Agreement, all of the terms, conditions and provisions of the Waiver Agreement and the other Loan Documents remain unaltered and in full force and effect. The making of the amendment in this Agreement does not imply any obligation or agreement by the Lenders to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.
Section 4. Credit Agreement References. On and after the effective date of this Agreement, each reference in the Waiver Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference to the Waiver Agreement by the words "thereunder", "thereof" or words of like import in any Loan Document or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Waiver Agreement, as modified by this Agreement. This Agreement shall constitute a “Loan Document” under the Credit Agreement.
Section 5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and all future parties to the Credit Agreement.
Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be original, with the same effect as if the signatures hereto and thereto were upon the same instrument. This Agreement shall become effective upon the execution of a counterpart by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature (as defined below) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words

“execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
Section 7. Governing Law. This Agreement shall for all purposes be considered a Loan Document and shall be governed by, construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws (except for Section 5-1401 of the General Obligations Law of the State of New York).

[Signature Pages to Follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their duly authorized representatives as of date first written above.

BORROWER:

FRONTVIEW OPERATING PARTNERSHIP LP

By: NADG NNN Property Fund GP (Canada) ULC, Inc., its general partner

By: /s/ Stephen Preston________________________________

Name: Stephen Preston

Title: Authorized Person

[Signature page to FrontView Amendment to Waiver Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: _/s/ Leonard Ho___________________________

Name: Leonard Ho

Title: Vice President

[Signature page to FrontView Amendment to Waiver Agreement]

WELLS FARGO BANK, N.A.

By: _/s/ Oliver Woodruff_________________

Name: Oliver Woodruff

Title: Vice President

[Signature page to FrontView Amendment to Waiver Agreement]

BANK OF AMERICA, N.A.

By: _/s/ Kyle Pearson____________________

Name: Kyle Pearson
Title: Senior Vice President

[Signature page to FrontView Amendment to Waiver Agreement]

CIBC BANK USA, an Illinois state chartered bank

By: _/s/ Jeffrey I. Shulman________________

Name: Jeffrey I. Shulman
Title: Managing Director

[Signature page to FrontView Amendment to Waiver Agreement]

CAPITAL ONE, N.A.

By: _/s/ Olana Sambo___________________

Name: Olana Sambo
Title: Authorized Signatory

[Signature page to FrontView Amendment to Waiver Agreement]

MORGAN STANLEY BANK, N.A.

By: _/s/ Gretell Merlo___________________

Name: Gretell Merlo
Title: Authorized Signatory

[Signature page to FrontView Amendment to Waiver Agreement]